UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☑      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

AMC Networks Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 5, 2012.

AMC NETWORKS INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 9, 2012
Date: June 5, 2012 Time: 10:00 a.m.
	Location:	IFC Center
323 Sixth Avenue
New York, New York

You are receiving this communication because you hold shares in the above named company.

AMC NETWORKS INC. II PENN PLAZA NEW YORK, NY 10001	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M45449-P21276

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M45450-P21276

Voting Items
The Board of Directors recommends you vote FOR the following Director nominees:

1.	Election of the following nominees as Directors:

	(01) Neil M. Ashe	(03)	Leonard Tow
	(02) Alan D. Schwartz	(04)	Robert C. Wright
The Board of Directors recommends you vote FOR the following proposals:
2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2012
3.	To approve the AMC Networks Inc. Amended and Restated 2011 Employee Stock Plan
4.	To approve the AMC Networks Inc. Amended and Restated 2011 Cash Incentive Plan
5.	To approve the AMC Networks Inc. Amended and Restated 2011 Stock Plan for Non-Employee Directors
6.	To approve, on an advisory basis, compensation of our executive officers
The Board of Directors recommends you vote FOR 3 YEARS on the following proposal:
7.	An advisory vote on the frequency of the advisory vote on the compensation of our executive officers

DIRECTIONS TO THE IFC CENTER

The IFC Center is the site of our 2012 Annual Meeting of Stockholders. The IFC Center is located at 323 Sixth Avenue, New York, New York.

BY SUBWAY

Take any of the following subway lines: A, B, C, D, E, F, M, or 1 trains. All of these trains stop near the IFC Center. The IFC Center is located on the corner of West Third Street and Sixth Avenue, on the west side of Sixth Avenue.

BY CAR OR TAXI

From the East: Take I-495 West toward New York. Take exit 17W toward Brooklyn and merge onto I-278 West. Take exit 32A on the left toward the Williamsburg Bridge/Manhattan and merge onto Williamsburg Bridge. Turn right onto Essex Street, and then turn left onto East Houston Street. Turn right onto Sixth Avenue. The IFC Center will be on the left.

From the West: Take I-78 East and continue onto the Holland Tunnel. Exit toward Hudson Street and keep left at the fork to continue toward Hudson Street. Take exit 2 for Hudson Street toward Uptown. Turn right onto Hudson Street, and then turn right onto Spring Street. Turn left onto Sixth Avenue. The IFC Center will be on the left.

M45451-P21276

Voting Items
The Board of Directors recommends you vote FOR the following Director nominees:

1.	Election of the following nominees as Directors:

	(01) William J. Bell	(05)	Patrick F. Dolan
	(02) James L. Dolan	(06)	Thomas C. Dolan
	(03) Charles F. Dolan	(07)	Brian G. Sweeney
	(04) Kristin A. Dolan	(08)	Marianne Dolan Weber
The Board of Directors recommends you vote FOR the following proposals:
2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2012
3.	To approve the AMC Networks Inc. Amended and Restated 2011 Employee Stock Plan
4.	To approve the AMC Networks Inc. Amended and Restated 2011 Cash Incentive Plan
5.	To approve the AMC Networks Inc. Amended and Restated 2011 Stock Plan for Non-Employee Directors
6.	To approve, on an advisory basis, compensation of our executive officers
The Board of Directors recommends you vote FOR 3 YEARS on the following proposal:
7.	An advisory vote on the frequency of the advisory vote on the compensation of our executive officers

DIRECTIONS TO THE IFC CENTER

The IFC Center is the site of our 2012 Annual Meeting of Stockholders. The IFC Center is located at 323 Sixth Avenue, New York, New York.

BY SUBWAY

Take any of the following subway lines: A, B, C, D, E, F, M, or 1 trains. All of these trains stop near the IFC Center. The IFC Center is located on the corner of West Third Street and Sixth Avenue, on the west side of Sixth Avenue.

BY CAR OR TAXI

From the East: Take I-495 West toward New York. Take exit 17W toward Brooklyn and merge onto I-278 West. Take exit 32A on the left toward the Williamsburg Bridge/Manhattan and merge onto Williamsburg Bridge. Turn right onto Essex Street, and then turn left onto East Houston Street. Turn right onto Sixth Avenue. The IFC Center will be on the left.

From the West: Take I-78 East and continue onto the Holland Tunnel. Exit toward Hudson Street and keep left at the fork to continue toward Hudson Street. Take exit 2 for Hudson Street toward Uptown. Turn right onto Hudson Street, and then turn right onto Spring Street. Turn left onto Sixth Avenue. The IFC Center will be on the left.

M45452-P21276